Other Real Estate Acquired in Settlement of Loans - Schedule of Changes in the Net Carrying Amount of Other Real Estate Owned (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Schedule of real estate acquired in settlement of loans
Balance at beginning of period	$ 13,436	$ 14,905
Additions	162	723
Proceeds from sales	(2,176)	(1,551)
Charge-offs against the valuation allowance for other real estate owned, net	(218)	(668)
Net gain on sales	255	27
Total other real estate owned	11,459	13,436
Less valuation allowance for other real estate owned	(2,664)
Balance at end of period	$ 8,795	$ 10,525